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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 6, 2002 (July 17, 2002)

Zions Bancorporation
(Exact name of registrant as specified in its charter)

Utah	0-2610	87-0227400
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One South Main, Suite 1380, Salt Lake City, Utah 84111
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code (801) 524-4787

N/A
(Former name or former address, if changed since last report)

Item 5. Other Events.

        On July 17, 2002, Zions Bancorporation issued a press release announcing its second quarter earnings. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference in its entirety herein.

Item 7. Financial Statements and Exhibits.

  (a)
  Not Applicable.

  (b)
  Not Applicable.

  (c)
  Exhibits.

        The following exhibits are filed with this Current Report on Form 8-K:

Exhibit Number	Description
99.1	Press release, dated July 17, 2002.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZIONS BANCORPORATION
	By:	/s/ DOYLE L. ARNOLD
	Name:	Doyle L. Arnold
	Title:	Executive Vice President and Chief Financial Officer
Date: August 6, 2002

Exhibit Index

Exhibit Number	Description
99.1	Press release, dated July 17, 2002.

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  Item 5. Other Events.
  Item 7. Financial Statements and Exhibits.
SIGNATURE
Exhibit Index